Corporate debt	3 Months Ended
Mar. 31, 2020
Corporate debt [Abstract]
Corporate debt
Note 14. - Corporate debt

The breakdown of the corporate debt as of March 31, 2020 and December 31, 2019 is as follows:

	Balance as of March 31,	Balance as of December 31,
	2020	2019
	($ in thousands)
Non-current	779,335	695,085
Current	28,012	28,706
Total Corporate Debt	807,347	723,791

The repayment schedule for the corporate debt as of March 31, 2020 is as follows:

	Remainder of 2020	Between January and March 2021	Between April and December 2021	2022	2023		2024	Subsequent years	Total
			($ in thousands)
Note Issuance Facility 2017	41	-	-	99,796	98,978		98,869	-	297,684
2017 Credit Facility	6	-	9,970	-	-		-	-	9,976
New Revolving Credit Facility	464	-	-	171,467	-		-	-	171,931
Note Issuance Facility 2019	-	-	11,073	-	-		-	289,182	300,255
Commercial Paper	27,501	-	-	-		-	-	-	27,501
Total	28,012	-	21,043	271,263	98,978		98,869	289,182	807,347

On February 10, 2017, the Company issued Senior Notes due 2022, 2023, 2024 (the “Note Issuance Facility 2017”), in an aggregate principal amount of €275,000 thousand. The 2022 to 2024 Notes accrue annual interest, equal to the sum of (i) EURIBOR plus (ii) 4.90%, as determined by the Agent. Interest on the Notes are payable in cash quarterly in arrears on each interest payment date. The Company pays interest to the holders of record on each interest payment date. The interest rate on the Note Issuance Facility 2017 is fully hedged by two interest rate swaps contracted with Jefferies Financial Services, Inc. with effective date March 31, 2017 and maturity date December 31, 2022, resulting in the Company paying a net fixed interest rate of 5.5% on the Note Issuance Facility 2017. The Company does not apply hedge accounting to these swap instruments and therefore changes in fair value of these interest rate swaps are recorded in the consolidated income statement. The Note Issuance Facility 2017 is a € denominated liability for which the Company applies net investment hedge accounting. When converted to US$ at US$/€ closing exchange rate, it contributes to reduce the impact in translation difference reserves generated in the equity of these consolidated financial statements by the conversion of the net assets of the Spanish solar assets into US$. On April 3, 2020, the Company closed the secured 2020 Green Private Placement for € 290 million (approximately $320 million). The private placement accrues interest at an annual 1.96% interest, payable quarterly and has a June 2026 maturity. Net proceeds have been primarily used to fully repay the Note Issuance Facility 2017 .

On July 20, 2017, the Company signed a credit facility (the “2017 Credit Facility”) for up to €10 million, approximately $11.0 million, which is available in euros or U.S. dollars and was fully drawn down in 2017. Amounts drawn down accrue interest at a rate per year equal to EURIBOR plus 2% or LIBOR plus 2%, depending on the currency. As of March 31, 2020, the Company had drawn down an amount of €9 million (€9 million as of December 31, 2019). The credit facility maturity is December 13, 2021.

On May 10, 2018, the Company entered into a $215 million revolving credit facility (the “New Revolving Credit Facility”) with Royal Bank of Canada, as administrative agent and Royal Bank of Canada and Canadian Imperial Bank of Commerce, as issuers of letters of credit. Amounts drawn down accrue interest at a rate per year equal to (A) for Eurodollar rate loans, LIBOR plus a percentage determined by reference to the leverage ratio of the Company, ranging between 1.60% and 2.25% and (B) for base rate loans, the highest of (i) the rate per annum equal to the weighted average of the rates on overnight U.S. Federal funds transactions with members of the U.S. Federal Reserve System arranged by U.S. Federal funds brokers on such day plus ½ of 1.00%, (ii) the U.S. prime rate and (iii) LIBOR plus 1.00%, in any case, plus a percentage determined by reference to the leverage ratio of the Company, ranging between 0.60% and 1.00%. Letters of credit may be issued using up to $70 million of the Revolving Credit Facility. During the year 2019, the amount of the Revolving Credit Facility increased from $215 million to $425 million and the maturity was extended to December 31, 2022 for $387.5 million, while the remaining $37.5 million matures on December 31, 2021. On March 31, 2020, the Company had drawn down a total amount of $174 million ($84 million as of December 31, 2019).

On April 30, 2019, the Company entered into a senior unsecured note facility with a group of funds managed by Westbourne Capital as purchasers of the notes issued thereunder for a total amount of €268 million (the “Note Issuance Facility 2019”). The principal amount was issued on May 24, 2019. The Note Issuance Facility 2019 includes an upfront fee of 2% paid on drawdown and its maturity date is April 30, 2025. Interest accrue at a rate per annum equal to the sum of 3-month EURIBOR plus 4.50%. The interest rate on the Note Issuance Facility 2019 is fully hedged by an interest rate swap with effective date June 28, 2019 and maturity date June 30, 2022, resulting in the Company paying a net fixed interest rate of 4.24%. The Note Issuance Facility 2019 provides that the Company may capitalize interest on the notes issued thereunder for a period of up to two years from closing at the Company´s discretion, subject to certain conditions.

On October 8, 2019, the Company filed a euro commercial paper program (the “Commercial Paper”) with the Alternative Fixed Income Market (MARF) in Spain. The program allows Atlantica to issue short term notes over the next twelve months for up to €50 million, with such notes having a tenor of up to two years. As of March 31, 2020, the Company has issued €25 million under the program at an average cost of 0.66% (€25 million as of December 31, 2019).

Current corporate debt corresponds mainly to the nominal amount of the Commercial Paper.